Exhibit 99(a)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NCT Group, Inc. ("NCT") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael J. Parrella, Chief Executive Officer of NCT, and Cy E. Hammond, Chief Financial Officer of NCT, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of the Securities Act of 1933, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NCT.




/s/ Michael J. Parrella
-----------------------
Michael J. Parrella
Chief Executive Officer
August 14, 2002




/s/ Cy E. Hammond
----------------------
Cy E. Hammond
Chief Financial Officer
August 14, 2002